UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 3, 2006
FREMONT MORTGAGE SECURITIES CORPORATION (as depositor under a Pooling and Servicing Agreement, dated as of August 1, 2006, providing for, inter alia, the issuance of Fremont Home Loan Trust 2006-B, Mortgage-Backed Certificates, Series 2006-B)
Fremont Mortgage Securities Corporation
(Exact name of registrant as specified in its charter)

DELAWARE	333-125587	52-2206547

State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 East Imperial Highway, Brea, California	92821

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 961-5000

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events
     The Registrant registered issuances of Mortgage-Backed Certificates, Series 2006-B on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-132540) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,254,837,000 aggregate principal amount of Class 1-A, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10, Class M-11, Class SL-A, Class SL-M1, Class SL-M2, Class SL-M3, Class SL-M4, Class SL-M5, Class SL-M6, Class SL-M7, Class SL-M8, Class SL-M9 and Class SL-B1 Certificates (the “Publicly Offered Certificates”) on August 3, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking contained in the definitive Prospectus dated July 11, 2006, as supplemented by the Prospectus Supplement dated August 3, 2006, to file a copy of the operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.
     On August 3, 2006, Fremont Mortgage Securities Corporation entered into a Pooling and Servicing Agreement, dated as of August 1, 2006 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as servicer and originator, Wells Fargo Bank, N.A., as master servicer, trust administrator and swap administrator, and HSBC Bank USA, National Association, as trustee.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits
     (a) Not applicable
     (b) Not applicable

Exhibit No.	Description

1.1	The Underwriting Agreement (the “Underwriting Agreement”), dated as of August 3, 2006, by and between Fremont Mortgage Securities Corporation, as depositor, and UBS Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co., Greenwich Capital Markets, Inc. Hoefer & Arnett, Inc., Keefe, Bruyette and Woods, Inc. and Lehman Brothers Inc., as underwriters.

Exhibit No.	Description

4.1	The Pooling and Servicing Agreement, dated as of August 1, 2006 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as servicer and originator, Wells Fargo Bank, N.A., as master servicer and trust administrator and HSBC Bank USA, National Association, as trustee.

4.2	The Mortgage Loan Purchase Agreement (the “Mortgage Loan Purchase Agreement”), dated as of August 1, 2006, between Fremont Mortgage Securities Corporation, as purchaser, and Fremont Investment & Loan, as originator.

4.3	Swap documents relating to the Pool I Mortgage Loans, consisting of the ISDA Master Agreement (the “Pool I Swap Agreement”), dated as of August 3, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Wells Fargo Bank, N.A., as Trust Administrator; ISDA Schedule to the Master Agreement, (the “Pool I Schedule”), dated as of August 3, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Wells Fargo Bank, N.A., as Trust Administrator; Swap Confirmation (the “Pool I Swap Confirmation”), dated as of August 3, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Fremont Investment & Loan, as servicer and originator; and Swap Novation (the “Pool I Swap Novation”), dated as of August 3, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Fremont Investment & Loan, as servicer and originator.

Exhibit No.	Description

4.4	Swap documents relating to the Pool II Mortgage Loans, consisting of the Mortgage Derivatives Confirmation and Agreement (the “Pool II Swap Agreement”), dated as of August 3, 2006, between Bear Stearns Financial Products Inc., as swap provider, and Wells Fargo Bank, N.A., as trust administrator; and the Pool II Novation Confirmation (the “Pool II Novation Confirmation”), dated as of August 3, 2006, between Bear Stearns Financial Products Inc., as swap provider, and Fremont Investment & Loan, as servicer and originator.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FREMONT MORTGAGE SECURITIES CORPORATION (Registrant)
By:	/s/ Jeff Crusinberry
	Name:	Jeff Crusinberry
	Title:	Senior Vice President

Dated: August 18, 2006

EXHIBIT INDEX

	Item 601(a) of
Exhibit	Regulation S-K		Paper (P) or
Number	Exhibit No.	Description	Electronic (E)

1	1.1
The Underwriting Agreement (the “Underwriting Agreement”), dated as of August 3, 2006, by and between Fremont Mortgage Securities Corporation, as depositor, and UBS Securities LLC, Barclays Capital Inc., Deutsche Bank Securities, Inc., Goldman, Sachs & Co., Greenwich Capital Markets, Inc. Hoefer & Arnett, Inc., Keefe, Bruyette and Woods, Inc. and Lehman Brothers Inc., as underwriters.
			E

2	4.1
The Pooling and Servicing Agreement, dated as of August 1, 2006 (the “Pooling and Servicing Agreement”), among Fremont Mortgage Securities Corporation, as depositor, Fremont Investment & Loan, as servicer and originator, Wells Fargo Bank, N.A., as master servicer and trust administrator and HSBC Bank USA, National Association, as trustee.
			E

3	4.2
The Mortgage Loan Purchase Agreement (the “Mortgage Loan Purchase Agreement”), dated as of August 1, 2006, between Fremont Mortgage Securities Corporation, as purchaser, and Fremont Investment & Loan, as originator.
			E

4	4.3
Swap documents relating to the Pool I Mortgage Loans, consisting of the ISDA Master Agreement (the “Pool I Swap Agreement”), dated as of August 3, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Wells Fargo Bank, N.A., as Trust Administrator; ISDA Schedule to the Master Agreement, (the “Pool I Schedule”), dated as of August 3, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Wells Fargo Bank, N.A., as Trust Administrator; Swap Confirmation (the “Pool I Swap Confirmation”), dated as of August 3, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Fremont Investment & Loan, as servicer and originator; and Swap Novation (the “Pool I Swap Novation”), dated as of August 3, 2006, between Swiss Re Financial Products Corporation, as swap provider, and Fremont Investment & Loan, as servicer and originator.
			E

	Item 601(a) of
Exhibit	Regulation S-K		Paper (P) or
Number	Exhibit No.	Description	Electronic (E)

5	4.4
Swap documents relating to the Pool II Mortgage Loans, consisting of the Mortgage Derivatives Confirmation and Agreement (the “Pool II Swap Agreement”), dated as of August 3, 2006, between Bear Stearns Financial Products Inc., as swap provider, and Wells Fargo Bank, N.A., as trust administrator; and the Pool II Novation Confirmation (the “Pool II Novation Confirmation”), dated as of August 3, 2006, between Bear Stearns Financial Products Inc., as swap provider, and Fremont Investment & Loan, as servicer and originator.
			E